Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management
16.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.

Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.

Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.

Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.

Non-Derivative Financial Assets and Liabilities

At December 31, 2016 and 2015, the Company’s carrying amounts of cash and cash equivalents, accounts receivable, due from related parties, short-term notes payable, accounts payable, and due to related parties are representative of fair value because of the short-term nature of these instruments.

Fair Value Measurements of Long-Term Debt

The fair values and carrying values of the Company’s long-term debt at December 31, 2016 and 2015 are as follows:

December 31 (millions of dollars)	2016 Carrying Value	2016 Fair Value	2015 Carrying Value	2015 Fair Value
Long-term debt
$50 million of MTN Series 33 notes	50	50	51	51
$500 million of MTN Series 37 notes	498	498	—	—
Other notes and debentures	10,132	11,462	8,656	9,942

	10,680	12,010	8,707	9,993

Fair Value Measurements of Derivative Instruments

At December 31, 2016, Hydro One had interest-rate swaps in the amount of $550 million (2015 – $50 million) that was used to convert fixed-rate debt to floating-rate debt. These swaps are classified as a fair value hedges. Hydro One’s fair value hedge exposure was equal to about 5% (2015 – 1%) of its total long-term debt. At December 31, 2016, Hydro One had the following interest-rate swaps designated as fair value hedges:

•	a $50 million fixed-to-floating interest-rate swap agreement to convert $50 million of the $350 million MTN Series 33 notes maturing April 30, 2020 into three-month variable rate debt; and

•	two $125 million and one $250 million fixed-to-floating interest-rate swap agreements to convert the $500 million MTN Series 37 notes maturing November 18, 2019 into three-month variable rate debt.

At December 31, 2016 and 2015, the Company had no interest-rate swaps classified as undesignated contracts.

Fair Value Hierarchy

The fair value hierarchy of financial assets and liabilities at December 31, 2016 and 2015 is as follows:

December 31, 2016 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	48	48	48	—	—

	48	48	48	—	—

Liabilities:
Short-term notes payable	469	469	469	—	—
Long-term debt, including current portion	10,680	12,010	—	12,010	—
Derivative instruments
Fair value hedges – interest-rate swaps	2	2	2	—	—

	11,151	12,481	471	12,010	—

December 31, 2015 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	89	89	89	—	—
Derivative instruments
Fair value hedge – interest-rate swap	1	1	1	—	—

	90	90	90	—	—

Liabilities:
Short-term notes payable	1,491	1,491	1,491	—	—
Long-term debt, including current portion	8,707	9,993	—	9,993	—

	10,198	11,484	1,491	9,993	—

Cash and cash equivalents include cash and short-term investments. The carrying values are representative of fair value because of the short-term nature of these instruments.

The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.

There were no significant transfers between any of the fair value levels during the years ended December 31, 2016 and 2015.

Risk Management

Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.

Market Risk

Market risk refers primarily to the risk of loss that results from changes in costs, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates as its regulated return on equity is derived using a formulaic approach that takes into account anticipated interest rates. The Company is not currently exposed to material commodity price risk or material foreign exchange risk.

The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company utilizes interest-rate swaps, which are typically designated as fair value hedges, as a means to manage its interest rate exposure to achieve a lower cost of debt. The Company may also utilize interest-rate derivative instruments to lock in interest-rate levels in anticipation of future financing.

A hypothetical 100 basis points increase in interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2016 or 2015.

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the Consolidated Statements of Operations and Comprehensive Income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2016 and 2015 was not significant.

Credit Risk

Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2016 and 2015, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a significant amount of revenue from any single customer. At December 31, 2016 and 2015, there was no significant accounts receivable balance due from any single customer.

At December 31, 2016, the Company’s provision for bad debts was $35 million (2015 – $61 million). Adjustments and write-offs were determined on the basis of a review of overdue accounts, taking into consideration historical experience. At December 31, 2016, approximately 6% (2015 – 6%) of the Company’s net accounts receivable were aged more than 60 days.

Hydro One manages its counterparty credit risk through various techniques including: entering into transactions with highly rated counterparties; limiting total exposure levels with individual counterparties; entering into master agreements which enable net settlement and the contractual right of offset; and monitoring the financial condition of counterparties. The Company monitors current credit exposure to counterparties both on an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the Consolidated Balance Sheets.

Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2016 and 2015, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was not significant. At December 31, 2016, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, had a credit rating of investment grade, with four financial institutions as the counterparty.

Liquidity Risk

Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the revolving standby credit facilities. The short-term liquidity under the Commercial Paper Program, revolving standby credit facilities, and anticipated levels of funds from operations are expected to be sufficient to fund normal operating requirements.

At December 31, 2016, accounts payable and accrued liabilities in the amount of $828 million (2015 – $743 million) were expected to be settled in cash at their carrying amounts within the next 12 months.